Exhibit 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION

c/o Wells Fargo Capital Finance, LLC

2450 Colorado Avenue, Suite 3000 West

Santa Monica, CA 90404

June 28, 2012

SABA SOFTWARE, INC.

2400 Bridge Parkway

Redwood Shores, CA 94065

Attn: Elaine Kitagawa

Fax No.: (650) 581-2545

Re:	Third Extension under Credit Agreement

Ladies and Gentlemen:

Reference is made to: (i) that certain CREDIT AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) dated as of June 27, 2011 by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), and SABA SOFTWARE, INC., a Delaware corporation (“Borrower”), (ii) that certain Extension under Credit Agreement Letter (the “First Extension Letter”) dated as of April 13, 2012 by and between Lender and Borrower, and (iii) that certain Second Extension under Credit Agreement Letter (the “Second Extension Letter”) dated as of May 31, 2012 by and between Lender and Borrower. All initially capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement.

Pursuant to the Second Extension Letter, on or before June 30, 2012 (the “Second Extended Quarterly Delivery Deadline”), Borrower shall deliver to Lender (i) copies of the Form 10-Q report for Borrower’s fiscal quarter ended February 29, 2012 filed by Borrower with the United States Securities and Exchange Commission or any successor agency and, (ii) concurrently therewith, the consolidating financial statements of Borrower, prepared by Borrower, to include balance sheets, income statements, statements of retained earnings and statements of cash flows, and a duly completed Compliance Certificate executed by a senior financial officer of Borrower, in each case, for such fiscal quarter (the “Quarterly Deliverables”).

Borrower has requested that Lender extend the Second Extended Quarterly Delivery Deadline to July 31, 2012. Lender is willing to grant the extension requested by Borrower. Accordingly, Lender hereby extends the Second Extended Quarterly Delivery Deadline to July 31, 2012 (the “Third Extended Quarterly Deadline”). Failure of Borrower to deliver or cause to be delivered to Lender the Quarterly Deliverables by the Third Extended Quarterly Delivery Deadline shall constitute an immediate Event of Default, unless otherwise waived in writing in accordance with the Credit Agreement prior to such time.

This letter shall not, except as expressly provided herein, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Lender under the Credit Agreement or the other Loan Documents, and shall not, except as expressly provided herein, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents. Nothing herein shall be deemed to entitle Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents in similar or different circumstances.

This letter shall constitute a Loan Document.

Very Truly Yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Daniel Morihiro
Name:	Daniel Morihiro
Title:	Director

[SIGNATURE PAGE TO THIRD EXTENSION LETTER]

Acknowledged, agreed and accepted this 28 day of June, 2012:

SABA SOFTWARE, INC.

a Delaware corporation, a Borrower

By:	/s/ Peter Williams
Name:	Peter Williams
Title:	EVP

[SIGNATURE PAGE TO THIRD EXTENSION LETTER]